Exhibit 99.20

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                   March 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-8

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 8-A1.....$       0.71999515       Class 8-A15.....$   207.63001603
     Class 8-A2.....$      29.32945423       Class 8-A16.....$    43.56036732
     Class 8-A3.....$       0.00000000       Class 8-A17.....$     0.00000000
     Class 8-A4.....$       0.00000000       Class 8-A18.....$     0.00000000
     Class 8-A5.....$       0.00000000       Class 8-A19.....$     0.00000000
     Class 8-A6.....$       0.00000000       Class 8-PO......$     0.96281741
     Class 8-A7.....$       7.91082636       Class 8-M.......$     0.71999614
     Class 8-A8.....$      34.35170291       Class 8-B1......$     0.71999580
     Class 8-A9.....$       0.00000000       Class 8-B2......$     0.71999468
     Class 8-A10....$       0.00000000       Class 8-B3......$     0.71999601
     Class 8-A11....$       0.00000000       Class 8-B4......$     0.71999468
     Class 8-A12....$       0.00000000       Class 8-B5......$     0.71999383
     Class 8-A13....$       0.00000000       Class 8-R.......$    43.60000000
     Class 8-A14....$     207.63001503       Class 8-RL......$     0.00000435

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 8-A1.....$       0.70355208       Class 8-A14.....$   202.88821370
     Class 8-A2.....$      28.65963563       Class 8-A15.....$   202.88821468
     Class 8-A3.....$       0.00000000       Class 8-A16.....$    42.56554676
     Class 8-A4.....$       0.00000000       Class 8-A17.....$     0.00000000

     Class 8-A5.....$       0.00000000       Class 8-A18.....$     0.00000000
     Class 8-A6.....$       0.00000000       Class 8-A19.....$     0.00000000
     Class 8-A7.....$       7.73016093       Class 8-PO......$     0.94082883
     Class 8-A8.....$      33.56718748       Class 8-M.......$     0.00000000
     Class 8-A9.....$       0.00000000       Class 8-B1......$     0.00000000
     Class 8-A10....$       0.00000000       Class 8-B2......$     0.00000000
     Class 8-A11....$       0.00000000       Class 8-B3......$     0.00000000
     Class 8-A12....$       0.00000000       Class 8-B4......$     0.00000000
     Class 8-A13....$       0.00000000       Class 8-B5......$     0.00000000
                                             Class 8-R.......$    42.60427432
                                             Class 8-RL......$     0.00000425

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 8-A1.....$       6.02034262       Class 8-A15.....$     1.54115785
     Class 8-A2.....$       5.33723742       Class 8-A16.....$     5.07369964
     Class 8-A3.....$       5.62500000       Class 8-A17.....$     5.93750000
     Class 8-A4.....$       5.62500038       Class 8-A18.....$     0.05416667
     Class 8-A5.....$       5.62500000       Class 8-A19.....$     0.05000000
     Class 8-A6.....$       6.04166651       Class 8-M.......$     6.02034243
     Class 8-A7.....$       5.92651676       Class 8-B1......$     6.02034237
     Class 8-A8.....$       5.27474400       Class 8-B2......$     6.02033254
     Class 8-A9.....$       0.00000000       Class 8-B3......$     6.02032721
     Class 8-A10....$       0.00000000       Class 8-B4......$     6.02028735
     Class 8-A11....$       6.04166643       Class 8-B5......$     6.02032627
     Class 8-A12....$       6.04166790       Class 8-R.......$     5.00000000
     Class 8-A13....$       6.04166678       Class 8-RL......$     5.00000000
     Class 8-A14....$       1.18522127       Class 8-S.......$     0.48965782

     iv)  Accrual Amount:

          Class 8-A9 Certificates       $      26,468.40
          Class 8-A10 Certificates      $      73,041.83

     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.....$         92,706.87

(b)  The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:.......$    437,392,806.59

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:.................              1,459

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                      Class Certificate           Single
                                      Principal Balance     Certificate Balance
                                      -----------------     -------------------

          Class 8-A1..................$   18,484,116.15  $           995.75
          Class 8-A2..................$   11,392,511.76  $           854.08
          Class 8-A3..................$   29,292,000.00  $         1,000.00
          Class 8-A4..................$   13,131,000.00  $         1,000.00
          Class 8-A5..................$   18,652,000.00  $         1,000.00
          Class 8-A6..................$   21,902,000.00  $         1,000.00
          Class 8-A7..................$   96,907,937.09  $           973.03
          Class 8-A8..................$   46,129,015.38  $           838.71
          Class 8-A9..................$    4,407,445.12  $         1,036.80
          Class 8-A10.................$   12,162,723.74  $         1,036.80
          Class 8-A11.................$   21,579,000.00  $         1,000.00
          Class 8-A12.................$    4,212,068.52  $         1,000.00
          Class 8-A13.................$   29,722,000.00  $         1,000.00
          Class 8-A14.................$            0.00  $             0.00
          Class 8-A15.................$            0.00  $             0.00
          Class 8-A16.................$   61,964,491.15  $           796.22
          Class 8-A17.................$   30,000,000.00  $         1,000.00
          Class 8-A18.................$   30,000,000.00  $         1,000.00
          Class 8-A19.................$   30,000,000.00  $         1,000.00
          Class 8-PO..................$      457,256.93  $           991.23
          Class 8-M...................$    7,734,989.92  $           995.75
          Class 8-B1..................$    4,740,768.16  $           995.75
          Class 8-B2..................$    3,743,026.16  $           995.75
          Class 8-B3..................$    2,495,350.76  $           995.75
          Class 8-B4..................$      748,505.66  $           995.75
          Class 8-B5..................$    1,746,588.99  $           995.75
          Class 8-R...................$           39.81  $           796.20
          Class 8-RL..................$           39.81  $           796.20
          Class 8-S...................$  409,935,515.98  $           865.80

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value............................................$       0.00
          unpaid principal balance..............................$       0.00
          number of related mortgage loans......................           0

     ix) The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                                Number   9    Principal Balance $ 2,385,478.72
               (2)  60-89 days
                                Number   0    Principal Balance $         0.00
               (3)  90 days or more
                                Number   1    Principal Balance $   344,283.03

          (b)  foreclosure
                                Number   1    Principal Balance $   217,537.91

     x) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage
          Loan purchased pursuant to Section 3.01(c):...$      0.00  $     0.00

     xi) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                                        $      0.00  $     0.00

     xii) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 8-A14 Certificates: .............6.850000%
          Class 8-A15 Certificates: .............8.907139%
          Class 8-S Certificates: ...............0.347641%

     xiii) Senior Percentage for such Distribution Date:.........   95.28919100%

     xiv) Category B Group I Senior Percentage for such Distribution
          Date:..................................................   88.87378800%

     xv)  Category B Group II Senior Percentage for such Distribution
          Date: .................................................   11.00000000%

     xvi) Senior Prepayment Percentage for such Distribution Date: 100.00000000%

     xvii)Category B Group I Senior Prepayment Percentage for
          such Distribution Date: ...............................  100.00000000%

     xviii)Junior Percentage for such Distribution Date: ........    4.71080900%

     xix)  Junior Prepayment Percentage for such Distribution Date:  0.00000000%